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                                                                   EXHIBIT 10.28

                               EIGHTH AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT

    THIS EIGHTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (the "Amendment") is made and entered into as of the 9th day of December, 1997, to be effective (unless otherwise specified herein) as of December 9, 1997 (the "Effective Date"), by and among FLEET CAPITAL CORPORATION, a Rhode Island corporation, successor in interest by merger to FLEET CAPITAL CORPORATION, a Connecticut corporation, formerly known as SHAWMUT CAPITAL CORPORATION, successor in interest by assignment to BARCLAYS BUSINESS CREDIT, INC. ("Lender"), LOWRANCE ELECTRONICS, INC., a Delaware corporation ("Lowrance"), LEI EXTRAS, INC., a Delaware corporation ("LEI"), LOWRANCE CONTRACTS, INC., a Delaware corporation ("Lowrance Contracts"), and SEA ELECTRONICS, INC., an Oklahoma corporation ("Sea Electronics") (Lowrance, LEI, Lowrance Contracts and Sea Electronics are herein individually and collectively called "Borrower").

                                    RECITALS

     A. Borrower, Lowrance Australia Pty Limited ("Lowrance Australia") and Lender have entered into that certain Loan and Security Agreement, dated December 15, 1993, as amended by (i) that certain First Amendment to Loan and Security Agreement, dated October 16, 1995, by and among Lender, Borrower and Lowrance Australia, (ii) that certain Second Amendment to Loan and Security Agreement, dated November 1, 1996 by and among Lender and Borrower, (iii) that certain Third Amendment to Loan and Security Agreement, dated December 30, 1996, by and among Lender and Borrower, (iv) that certain Fourth Amendment to Loan and Security Agreement, entered into effective as of April 1, 1997, by and among Lender and Borrower, (v) that certain Fifth Amendment to Loan and Security Agreement, entered into effective as of August 25, 1997, by and between Lender and Borrower, (vi) that certain Sixth Amendment to Loan and Security Agreement and Certain Other Loan Documents, entered into effective as of August 28, 1997, by and between Lender and Borrower, and (vii) that certain Seventh Amendment to Loan and Security Agreement, entered into effective as of November 1, 1996, by and between Lender and Borrower (as amended, the "Loan Agreement").

     B. Borrower and Lender desire to amend the Loan Agreement and certain of the other Loan Documents as hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

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                                    ARTICLE I
                                   Definitions

     1.01 Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.

                                   ARTICLE II
                                   Amendments

     2.01 Amendment to Section 1.1 of the Loan Agreement; Amendment of Certain Definitions. Effective as of the Effective Date, Section 1.1 of the Loan Agreement is hereby amended by adding the following definitions thereto in alphabetical order:

          "$1,000,000 Term Loan - the Loan described in Section 2.2(A-2) of this Agreement.

          $1,000,000 Term Note - the Secured Promissory Note to be executed by Borrower on or about the date of execution of the Eighth Amendment Agreement in favor of Lender to evidence the $1,000,000 Term Loan, which shall be in the form of Annex A to the Eighth Amendment.

          Eighth Amendment Agreement - the Eighth Amendment to Loan and Security Agreement, executed in December of 1997, by Lender and Borrower."

     2.02 Amendment to Section 1.1 of the Loan Agreement; Amendment to Definition of "Loans". Effective as of the Effective Date, the definition of "Loans" is hereby deleted it its entirety and the following shall be substituted therefor:

          "Loans - all loans and advances made by Lender pursuant to this Agreement, including without limitation, all Revolving Credit Loans, the Term Loan, the $4,000,000 Term Loan, the $1,000,000 Term Loan, the Equipment Loans, each payment made pursuant to a guaranty of a foreign currency purchase contract and each payment made pursuant to a Letter of Credit."

     2.03 Amendment to Section 1.1 of the Loan Agreement; Amendment to Definition of "Term Loans". Effective as of the Effective Date, the definition of "Term Loans" is hereby deleted in its entirety, and the following shall be substituted therefor:

     "Term Loans - the Term Loan, the $1,000,000 Term Loan and the $4,000,000 Term Loan."

     2.04 Amendment to Section 1.1 of the Loan Agreement; Amendment to Definition of "Notes". Effective as of the Effective Date, the definition of "Notes" is hereby deleted in its entirety and the following shall be substituted therefor:

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           "Notes - the Term Note, the $4,000,000 Term Note, the $1,000,000 Term
     Note, the Equipment Notes and the Revolving Credit Notes."

     2.05 Amendment to Section 2 of the Loan Agreement; Amendment to Maximum Amount of Total Credit Facility. Effective as of the Effective Date, the reference to the dollar amount "$33,011,000" contained in the fourth line of
Section 2 Credit Facility is hereby deleted and substituted therefore is the dollar amount "$33,911,000."

     2.06 Amendment to Section 2.2 of the Loan Agreement; Addition of New
Section 2.2(A-2). Effective as of the Effective Date, a new Section 2.2(A-2) $1,000,000 Term Loan is hereby added to the Loan Agreement to read in its entirety as follows:

           "(A-2) $1,000,000 Term Loan. Subject to the terms and conditions of this Agreement (including, without limitation, the terms, conditions and conditions precedent of the Eighth Amendment Agreement), Lender agrees to make a term loan to Borrower in connection with the Eighth Amendment Agreement in the principal amount of $1,000,000 (the '$1,000,000 Term Loan'), which shall be repayable in accordance with the terms of the $1,000,000 Term Note and shall be secured by the Collateral. The $1,000,000 shall be funded upon the satisfaction of the conditions precedent specified in the Eighth Amendment Agreement in a manner satisfactory to Lender. The proceeds of the $1,000,000 Term Loan shall be used by Borrower solely for purposes for which the proceeds of the Revolving Credit Loans are authorized to be used."

     2.07 Amendment to Section 2.3(A) of the Loan Agreement. Effective as of the Effective Date, Section 2.3(A) of the Loan Agreement is amended by adding after the phrase "or any Equipment Note" the phrase "or the $1,000,000 Term Note."

          2.08 Amendment to Section 3.1(C) of the Loan Agreement. Effective as of the date of execution of this Amendment, Section 3.1(C) of the Loan Agreement is amended by deleting therefrom the reference to the phrase "Tex. Rev. Civ. Stat. art. 5069-1.04(c)(Vernon 1987)" and substituting therefor the phrase "Texas Revised Civil Statutes Annotated, Title 4 of the Texas Finance Code, Chapter 303, as amended".

     2.09 Amendment to Section 3.5 of the Loan Agreement. Effective as of the Effective Date, the first sentence of Section 3.5 of the Loan Agreement is deleted and substituted therefor is the following sentence:

           "Principal and interest (i) on the Term Loan shall be payable as provided in the Term Note, (ii) on the $4,000,000 Term Loan shall be payable as provided in the $4,000,000 Term Note, (iii) on any Equipment Loan shall be payable as provided in the Equipment Note relating thereto, and (iv) on the $1,000,000 Term Loan shall be payable as provided in the $1,000,000 Term Note."

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     2.10 Amendment to Section 12.19 of the Loan Agreement. Effective as of the
date of execution of this Amendment, Section 12.19 of the Loan Agreement is amended and restated to read in its entirety as follows:

           "12.19 Nonapplicability of Chapter 303 of Texas Finance Code. Borrower and Lender hereby agree that the provisions of Texas Revised Civil Statutes Annotated Title 4 of the Texas Finance Code, Chapter 346 (which regulates certain revolving loan accounts and revolving triparty accounts) shall not apply to this Agreement or any of the other Loan Documents."

     2.11 Restructuring Fee. In consideration for the agreements of Lender contained herein, including, without limitation, committing to make the $1,000,000 Term Loan, but subject to Section 3.1(D) of the Loan Agreement, Borrower agrees to pay Lender a fee of $50,000. Such fee shall be fully earned on the date of execution of this Amendment. Such fee shall be due and payable upon the earlier to occur of (i) July 31, 1998 or (i) termination of the Loan Agreement. Borrower hereby irrevocably authorizes Lender, in Lender's sole discretion, to advance to Borrower, and to charge on the earlier to occur of (i) July 31, 1998 or (ii) termination of the Loan Agreement, to Borrower's Loan Account hereunder as a Revolving Credit Loan, a sum sufficient to pay in full this restructuring fee.

     2.12 Impact on Financial Covenants of Eighth Amendment Equity Infusion. Lender and Borrower hereby agree that the amount of the Eighth Amendment Equity Infusion (as hereinafter defined) shall be:

           (a) considered to be part of the Consolidated Tangible Net Worth of Borrower for the purpose of the calculation of the financial covenant specified at Section 9.3(A) of the Loan Agreement for the following periods (but only for the following periods):

                 (i) November 1, 1997 through December 31, 1997;
                 (ii) January 1, 1998 through January 31, 1998;
                 (iii) February 1, 1998 through February 28, 1998;
                 (iv) March 1, 1998 through March 31, 1998;
                 (v) April 1, 1998 through April 30, 1998;
                 (vi) May 1, 1998 through May 31, 1998; and
                 (vii) June 1, 1998 through June 30, 1998.

           (b) considered to be part of the Tangible Net Worth of Borrower for the purpose of the calculation of the financial covenant specified at
     Section 9.3(B) of the Loan Agreement for the following periods (but only for the following periods):

                 (i) December 1, 1997 through December 31, 1997;
                 (ii) January 1, 1998 through January 31, 1998;
                 (iii) February 1, 1998 through February 28, 1998;
                 (iv) March 1, 1998 through March 31, 1998;
                 (v) April 1, 1998 through April 30, 1998; and

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                 (vi) May 1, 1998 through June 30, 1998.

           (c) added to the numerator of the Fixed Charge Ratio for the purpose of the calculation of the financial covenant specified at Section 9.3(C) of the Loan Agreement for the following periods (but only for the following periods):

                 (i)    six calendar month period ending on January 31, 1998;
                        and

                 (ii)   nine calendar month period ending on April 30, 1998.

                                   ARTICLE III
                              Conditions Precedent

     3.01 Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Lender:

           (a) Lender shall have received each of the following, each in form and substance satisfactory to Lender: (i) this Amendment, duly executed by Borrower; (ii) the Consent, Ratification and Release related to this Amendment, duly executed by Darrell J. Lowrance; (iii) the $1,000,000 Term Note, in the form of Annex A attached hereto, duly executed by Borrower; (iv) an Amended and Restated Unconditional Guaranty, in the form of Annex B attached hereto, duly executed by Darrell J. Lowrance; (v) Fourth Amendment to Mortgage, Security Agreement, Financing Statement and Assignment of Rents, duly executed by Lowrance regarding the existing Mortgage in favor of Lender covering Lowrance's Tulsa, Oklahoma real property; and (vi) such additional documents, instruments and information as Lender or its legal counsel may request;

          (b) Lender shall have received evidence satisfactory to Lender, in Lender's sole discretion, that Borrower has received a new equity infusion of at least $1,500,000 (the "Eighth Amendment Equity Infusion"), in the form of (i) the purchase by certain officers of the Borrower of 68,500 shares of common stock of Lowrance pursuant to the exercise of existing options held by such officers, for a purchase price of $189,305.00, and (ii) the purchase by the Board of Directors of Lowrance of approximately 342,000 shares of restricted common stock of Lowrance at a purchase price per share of approximately $3.84, for a total consideration of no less than $1,310,695.00;

          (c) The representations and warranties contained herein, in the Loan Agreement and in the other Loan Documents, as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof;

          (d) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing, unless such Default or Event of Default has been specifically waived in writing by Lender; and

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          (e) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel.

                                   ARTICLE IV
                                    No Waiver

     Nothing contained in this Amendment shall be construed as a waiver by Lender of any covenant or provision of the Loan Agreement, the other Loan Documents, this Amendment, or of any other contract or instrument between Borrower and Lender, and the failure of Lender at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Lender to thereafter demand strict compliance therewith. Lender hereby reserves all rights granted under the Loan Agreement, the other Loan Documents, this Amendment and any other contract or instrument between Borrower and Lender.

                                    ARTICLE V
                  Ratifications, Representations and Warranties

     5.01 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower and Lender agree that the Loan Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

     5.02 Representations and Warranties. Borrower hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Certificate of Incorporation or Bylaws of Borrower; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Documents are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing; (d) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the other Loan Documents, as amended hereby; (e) the Borrower's Certificate of Incorporation and Bylaws are in full force and effect on and as of the date hereof without modification or amendment in any respect since November 1, 1996; (f) as of the date hereof, (i) Borrower is in existence and in corporate and tax good standing in the State of its organization, (ii) the Borrower is qualified to do business as a foreign corporation and is in corporate and tax good standing in each jurisdiction where Borrower is doing business and is required to be so qualified, (iii) Borrower does not owe franchise taxes or other taxes required to maintain its corporate existence and no franchise tax reports are due, and

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(iv) no proceedings are pending for forfeiture of the Borrower's charter or for its dissolution either voluntarily or involuntarily; and (g) the officer of Borrower executing this Amendment has been duly elected and is, at present, qualified and acting in the office indicated below such officer's name and is duly authorized to execute this Amendment on behalf of Borrower.

                                   ARTICLE VI
                            Miscellaneous Provisions

     6.01 Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or any other Loan Document, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

     6.02 Reference to Loan Agreement. Each of the Loan Agreement and the other Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such other Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement, as amended hereby.

     6.03 Expenses of Lender. As provided in the Loan Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Lender's legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Documents, including, without, limitation, the costs and fees of Lender's legal counsel.

     6.04 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     6.05 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

     6.06 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

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     6.07 Effect of Waiver. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

     6.08 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     6.09 Applicable Law. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

     6.10 Final Agreement. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER AND LENDER.

     6.11 Release. BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT

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OR OTHER LOAN DOCUMENTS, AND THE NEGOTIATION OF AND EXECUTION OF THIS AMENDMENT.
                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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     IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above-written.

                                 "LENDER"

                                 FLEET CAPITAL CORPORATION

                                 By: /s/ Hance VanBeber
                                     ----------------------------------
                                 Name: Hance VanBeber
                                 Title: Vice President

                                 "BORROWER"

                                 LOWRANCE ELECTRONICS, INC.

                                 By: /s/ Darrell J. Lowrance
                                     ----------------------------------
                                     Darrell J. Lowrance, President

                                 LEI EXTRAS, INC.

                                 By: /s/ Steven L. Schneider
                                     ----------------------------------
                                     Steven L. Schneider, President

                                 LOWRANCE CONTRACTS, INC.

                                 By: /s/ Terry R. Nimmo
                                     ----------------------------------
                                     Terry R. Nimmo, Vice President

                                 SEA ELECTRONICS, INC.

                                 By: /s/ Steven L. Schneider
                                     ----------------------------------
                                     Steven L. Schneider, President

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                        CONSENT, RATIFICATION AND RELEASE

     The undersigned hereby consents to the terms of the within and foregoing Eighth Amendment to Loan and Security Agreement, confirms and ratifies the terms of his unconditional guaranty and acknowledges that his unconditional guaranty is in full force and effect on the date executed, that he has no defense, counterclaim, set-off or any other claim to diminish his liability under such document, that his consent is not required to the effectiveness of the within and foregoing document, and that no consent by him is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Loans, the Collateral, or any Loan Documents. THE UNDERSIGNED HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE UNDERSIGNED MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

                                        /s/ Darrell J. Lowrance
                                        ---------------------------------
                                        Darrell J. Lowrance

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